Exhibit 10.26

PROMISSORY NOTE

$184,300,000.00	New York, New York As of August 1, 2007

FOR VALUE RECEIVED, the undersigned, as maker, each having its principal place of business at 518 17th Street, Suite 1700, Denver, Colorado 80202, Attention: General Counsel (together with their respective successors and permitted assigns, collectively, “Borrower”), hereby unconditionally jointly and severally promise to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, as payee, having an address at 135 South LaSalle Street, Suite 3410, Chicago, Illinois 60603 (“Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ONE HUNDRED EIGHTY-FOUR MILLION THREE HUNDRED THOUSAND AND 00/100 DOLLARS ($184,300,000.00), in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement dated the date hereof between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article II of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

ARTICLE 3: LOAN DOCUMENTS

This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

ARTICLE 7: TRANSFER

Upon the transfer of this Note, Borrower hereby waiving prior notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred. Unless and until Lender shall notify Borrower of any transfer of this Note, Borrower shall be protected in continuing to make all payments due hereunder to the last known holder of this Note.

ARTICLE 8: EXCULPATION

The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9: GOVERNING LAW

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE CITY OF NEW YORK AND STATE OF NEW YORK IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND THE OTHER LOAN DOCUMENTS.

ARTICLE 10: NOTICES

All notices  or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

TRT ABINGTON LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT BRAINTREE LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

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TRT BROCKTON EASTWAY PLAZA LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT BROCKTON WESTGATE PLAZA LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT COHASSET LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT CRANSTON LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT HANOVER LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT HOLBROOK LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT HYANNIS LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT KINGSTON LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT MANOMET LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT MANSFIELD LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT MERIDEN LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT NORTH HANOVER LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT ORLEANS LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT ROCKLAND 201 MARKET LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT ROCKLAND 360-372 MARKET LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT SANDWICH LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT WEYMOUTH LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TRT WHITMAN 682 BEDFORD LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURE CONTINUE ON FOLLOWING PAGE]

TRT WHITMAN 475 BEDFORD LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

TRT WHITMAN 682 BEDFORD LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary

[SIGNATURE CONTINUE ON FOLLOWING PAGE]

TRT WHITMAN 475 BEDFORD LLC, a Delaware limited liability company

By:	TRT New England Retail Floating Rate Holdco LLC, a Delaware limited liability company, its sole member

	By:	DCTRT Real Estate Holdco LLC, a Delaware limited liability company, its sole member

		By:	Dividend Capital Total Realty Operating Partnership LP, a Delaware limited partnership, its sole member

			By:	Dividend Capital Total Realty Trust Inc., a Maryland corporation, its general partner

				By:	/s/ Troy J. Bloom
Name: Troy J. Bloom Title: Secretary